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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                   --------



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                               December 17, 1997



                           EXCEL Communications, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Delaware              1- 13433             75-2720091
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          (State or other        (Commission         (I.R.S. Employer
          jurisdiction of        File Number)       Identification No.)
          incorporation)


                   8750 North Central Expressway, Suite 2000
                              Dallas, Texas  75231
                              --------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (214) 863-8000
                                                          --------------
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ITEM 5.   OTHER EVENTS
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          See Exhibit 20.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          -----------------------------------------
          INFORMATION AND EXHIBITS
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          (c)  Exhibit.

               20.1 Press Release, dated December 17, 1997, regarding
                    resignation of board members.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EXCEL COMMUNICATIONS, INC.

December 29, 1997
                                    By:  /s/ J. Christopher Dance
                                       --------------------------
                                         J. Christopher Dance
                                         Executive Vice President - General
                                         Counsel and Secretary

                                       3
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                                 EXHIBIT INDEX
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Exhibit No.                                      Description
-----------                                      -----------

20.1 Press Release, dated December 17, 1997, regarding resignation of board members.